CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Maxwell E. Bublitz, President of Conseco Strategic Income Fund (the "Registrant"), certify that:


     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  SEPTEMBER 4, 2003                    /s/ Maxwell E. Bublitz
     ----------------------                 ------------------------------------
                                            Maxwell E. Bublitz, President
                                            (principal executive officer)


I,  Audrey  L.  Kurzawa,   Treasurer  of  Conseco  Strategic  Income  Fund  (the
"Registrant"), certify that:


     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  SEPTEMBER 4, 2003                    /s/ Audrey L. Kurzawa
     ----------------------                 ------------------------------------
                                            Audrey L. Kurzawa, Treasurer
                                            (principal financial officer)